[Scudder Investments logo]

Scudder Dividend & Growth Fund

Classes A, B and C

Annual Report

December 31, 2001

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Dividend & Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	SNNAX	460965-650
Class B	SNNBX	460965-643
Class C	SNNCX	460965-635

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary December 31, 2001

Annual Average Total Returns* (Unadjusted for Sales Charges)
Scudder Dividend & Growth Fund	1 Year	3 Year	Life of Class**
Class A(a)	-12.44%	2.70%	1.10%
Class B(a)	-13.08%	1.91%	.30%
Class C(a)	-13.06%	1.93%	.33%
S&P 500 Index+	-11.87%	-1.02%	1.99%
S&P 500 Index (60%), Morgan Stanley Real Estate Investment Trust Index (20%), Merrill Lynch All Convertible Index (20%)+	-5.59%	3.17%	2.82%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 12/31/01	$ 11.29	$ 11.31	$ 11.31
3/19/01 (Commencement of sales)	$ 11.64	$ 11.64	$ 11.64
Distribution Information: For the period March 19, 2001 (commencement of sales) to December 31, 2001: Income Dividends	$ .17	$ .08	$ .08

Class S Lipper Rankings* - Equity Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1 Year	165	of	198	83
3 Year	54	of	167	33

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

(a) On March 19, 2001 the fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Dividend & Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
-- Scudder Dividend & Growth Fund - Class A -- S&P 500 Index+ - - - S&P 500 Index (60%), Morgan Stanley Real Estate Investment Trust Index (20%), Merrill Lynch All Convertible Index (20%)+

Comparative Results* (Adjusted for Sales Charge)
Scudder Dividend & Growth Fund		1-Year	3-Year	Life of Class**
Class A(c)	Growth of $10,000	$8,253	$10,210	$9,788
	Average annual total return	-17.47%	.69%	-.62%
Class B(c)	Growth of $10,000	$8,434	$10,388	$9,905
	Average annual total return	-15.66%	1.28%	-.28%
Class C(c)	Growth of $10,000	$8,694	$10,590	$10,113
	Average annual total return	-13.06%	1.93%	.33%
S&P 500 Index+	Growth of $10,000	$8,813	$9,696	$10,705
	Average annual total return	-11.87%	-1.02%	1.99%
S&P 500 Index (60%), Morgan Stanley Real Estate Investment Trust Index (20%), Merrill Lynch All Convertible Index (20%)+	Growth of $10,000	$9,441	$10,981	$11,008
	Average annual total return	-5.59%	3.17%	2.82%

The growth of $10,000 is cumulative.

* Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class S; rankings for share classes may vary.
** The Fund commenced operations on July 17, 1998.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
(c) On March 19, 2001 the fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Dividend & Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charge, but redemption within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard and Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley Real Estate Investment Trust Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The Merrill Lynch All Convertible (MLAC) Index is composed of all types of U.S. domestic convertible instruments (bonds, preferred, etc.). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

There's no longer any doubt that the United States is in the midst of a recession. But the question everyone's asking is, how will we get out of it - and when will it be over?

With Japan lingering in recession and Europe still in the doldrums, it will likely fall to the United States to lead the way forward, despite its own recession. With respect to timing, a variety of factors suggest that we'll see a recovery soon - but it will be less than robust.

There are factors that could delay the onset of recovery and weaken its eventual strength. For example, a country's currency usually weakens in a recession, but the dollar continues to climb, hurting exports. Home and auto sales - whose recovery typically propels an overall economic recovery - have not fallen as they usually do, so how can they recover? And excess investment during the bubble years has littered the landscape with underutilized facilities and crushed profits, dimming the jobs and investment outlook.

However, there are also unusually powerful forces for growth. Tax cuts already on the books are taking effect, and military and security spending are jumping. Oil prices have sunk, leaving more money for consumers and businesses to spend on other things. And perhaps most importantly, the Federal Reserve Board has pulled out all the stops and is flooding the system with money.

That last point is worth discussing in more detail, because those who remember the 1970s might wonder how the Fed has gotten away with printing so much money without reigniting inflation. One reason is foreigners' insatiable appetite for the dollar. Ordinarily, if a central banker tries to print his way out of economic hard times, he gets a quick reprimand from the currency markets. He then faces a tough choice: Raise interest rates to protect his currency or face inflation caused by a weakened exchange rate which raises the cost of imports. But these are not ordinary times. While the dollar's fundamentals may appear less than stellar, global capital finds the alternatives even less appealing. Barring a turn in the dollar's fortunes, the Fed should feel free to keep its foot on the gas.

Economic Guideposts Data as of 12/31/01
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

In summary, we believe that policy stimulus should be successful in nudging the economy back to health early this year, even if growth will not return to late 90s levels any time soon. Indeed, the markets - which tend to be forward looking - are already supporting this theory as evidenced by a sharp rebound in the U.S. markets during the final three months of the year. Investors were also cheered by news of the significant gains made by the United States in the war on terrorism, and several announcements from high-profile corporations that earnings should pick up in the year ahead helped provide additional support for the markets.

Zurich Scudder Investments, Inc.
Economics Group

January 1, 2002

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of January 1, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Dividend & Growth Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Dividend & Growth Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Kathleen T. Millard joined the Advisor in 1991 and the fund team in 1999. Ms. Millard began her investment career in 1983.

Portfolio Manager Nicholas Anisimov focuses on the fund's convertible securities investments. Mr. Anisimov joined the Advisor in 1987 and the fund team in 1998. Mr. Anisimov is a Chartered Financial Analyst with over 14 years of industry experience.

Portfolio Manager Gregory S. Adams joined the Advisor and the fund team in 1999 and focuses on stock selection and investment strategy. Mr. Adams has worked in the investment industry since 1987.

In the following interview, Lead Portfolio Manager Kathleen T. Millard and Portfolio Managers Nicholas Anisimov and Gregory S. Adams discuss Scudder Dividend & Growth Fund's strategy and the market environment during the period from the shares' inception on March 19, 2001 to December 31, 2001.

Q: How did the fund perform during the period?

A: During the period ended December 31, 2001, the fund returned -12.44 percent (Class A shares imputed and unadjusted for sales charge)1, compared to a one-year return of -11.87 percent for the S&P 500 and -5.59 percent for its blended benchmark. The average return of the 198 funds in Lipper's Equity Income Funds category was -5.65 percent.

1 Scudder Dividend & Growth Fund, Class A, B, and C shares, began operations on May 19, 2001. Prior to this date, the fund's performance is derived from the fund's Class S shares. Performance of share classes may vary. Please refer to your prospectus.

Security selection in the convertible segment of the fund was a negative for performance. Our goal within the convertible sector is to invest primarily in what we call "stock-like" securities, or those that offer more potential upside. At the same time, we de-emphasize "bond-like" convertibles, or those that offer mostly income but little in the way of potential price appreciation. However, in a year that was difficult for stocks, stock-like convertibles significantly underperformed their bond-like counterparts. This positioning hurt performance over the full year, but helped during the fourth quarter when the stock market staged a sharp rally.

Q: How did the other segments of the fund perform?

A: The equity component of the fund slightly outperformed its benchmark - the S&P 500 Index - during a poor year for the stock market as a whole. As of December 31, 2001, 77.9 percent of the portfolio was invested in this area. Performance was boosted by stock selection within the health care sector, and in the technology sector, our decision to emphasize software and semiconductor (computer chip) stocks over the weaker-performing hardware and communication services areas also provided a boost. Our underweight position in utilities supplied an additional lift to relative performance. On the down side, the portfolio was hurt by stock selection within the consumer discretionary area and an underweight position in industrials.

The REIT segment of the portfolio performed in line with the Morgan Stanley REIT Index.

Q: What has been your strategy in the equity portion of the portfolio?

A: We use a disciplined, multistep process to invest in large company stocks that we believe possess attractive fundamental characteristics, but whose prices do not fully reflect their positive outlook. At the same time, we seek to manage risk by diversifying the portfolio among both "growth" and "value" stocks across a wide range of industries.

In recent months, we have been seeking to take advantage of opportunities in more economically sensitive stocks where our research shows that prices do not accurately reflect the potential improvement in their fundamentals. Although earnings in some sectors remain well below normal at present, we believe that our three-step process has allowed us to uncover a number of stocks whose earnings are poised to increase. As a result, the portfolio now holds an increased weighting in technology and cyclical stocks. At the same time, we have reduced exposure to more defensive areas where we believe earnings have been above normal, such as energy and utilities. (Defensive stocks are those that tend to perform better on a relative basis when the economy and stock market are weak.)

Q: How is the fund positioned in the convertible sector?

A: We continue to focus on stock-like convertibles even though the sector didn't perform well early in 2001. Our decision to stay invested in this area has been based on our view that the performance gap between bond-like convertibles and their stock-like counterparts has been so large that it is inevitable that the performance of the two areas will come back into balance. This did indeed occur to some extent during the second half of the year, when our holdings in technology generally performed well.

Q: What has been your approach with regard to REITs?

A: We continue to emphasize larger, higher-quality REITs with low costs of capital. Lower costs can be a substantial positive for a REIT by allowing it to invest in projects with lower returns - and by extension, lower risks. On the other hand, REITs with higher costs need to invest in higher-risk projects (i.e., lower-quality properties) in order to make a profit. This approach has proven to be an effective strategy over time.

During the latter part of the year, we broadened the fund's exposure among a wider variety of subsectors within the REIT category. While the fund's REIT holdings have been relatively concentrated, the portfolio is now more diversified.

Q: What is your outlook for 2002?

A: Our outlook for the economy and stock market has grown increasingly optimistic throughout the past year. In the past three months, in particular, we have seen numerous signs that point to an improved investment environment. First, valuations remain attractive for many individual stocks despite the strong rally in the major market averages. Second, we believe an environment of potentially stronger growth in 2002 - in addition to significant cost-cutting efforts by many U.S. corporations - will help provide a boost to corporate profits. And third, short-term interest rates have fallen significantly as the Federal Reserve has been very aggressive in its efforts to revive the economy. We expect this combination of factors will help foster an increasingly positive backdrop for stocks in 2002. We believe that in this environment, Scudder Dividend & Growth Fund - which aims to provide shareholders with a way to gain exposure to the stock market while at the same time receiving an attractive income - will continue to offer investors an attractive way to achieve diversification within their investment portfolios.

Investment Terms to Know

Convertible Securities - Bonds and preferred stocks that are exchangeable for a set number of another type of security (usually common shares) at a prestated price. Convertibles generally offer higher income than is available from a common stock, but more appreciation potential than non-convertible bonds.

REIT - A company, usually traded publicly, that manages a portfolio of real estate to earn profits for investors. A REIT functions in a similar fashion to a mutual fund in that its investors obtain the potential benefits of a diversified portfolio under professional management.

Cost of Capital - The rate at which a company can acquire financing in the capital markets.

Source: Barron's Dictionary of Finance and Investment Terms; Scudder Investments.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary December 31, 2001

Asset Allocation	12/31/01	12/31/00

Common Stocks	59%	51%
REITs	18%	16%
Convertible Bonds	13%	20%
Convertible Preferred Stocks	5%	4%
Cash Equivalents	3%	9%
Preferred Stocks	2%	-
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/01	12/31/00

REITs	19%	17%
Health	15%	16%
Technology	15%	15%
Financial	11%	14%
Manufacturing	7%	3%
Service Industries	6%	-
Energy	6%	12%
Consumer Discretionary	5%	3%
Communications	5%	4%
Consumer Staples	4%	5%
Media	2%	5%
Other	5%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2001 (17.4% of Portfolio)
1. Microsoft Corp. Developer of computer software	2.2%
2. Citigroup, Inc. Provider of diversified financial services	2.0%
3. General Electric Co. Manufacturer and developer of products involved in the utilization of electricity	1.9%
4. Bank of America Corp. Provider of commercial banking services	1.8%
5. Johnson & Johnson Provider of health care products	1.8%
6. Equity Office Properties Trust (REIT) Owner of office properties and parking facilities	1.8%
7. Exxon Mobil Corp. Explorer and producer of oil and gas	1.6%
8. American Home Products Corp. Manufacturer and retailer of pharmaceuticals and consumer healthcare products	1.5%
9. Equity Securities Trust I Convertible preferred securities of the Cablevision company	1.4%
10. Intel Corp. Designer, manufacturer and seller of computer components and related products	1.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2001

	Shares	Value ($)
Common Stocks 77.9%
Communications 4.8%
Telephone/Communications
AT&T Wireless Services, Inc.*	15,200	218,424
BellSouth Corp.	2,900	110,635
Lucent Technologies, Inc.	22,500	141,525
Nokia Oyj (ADR)	9,100	223,223
SBC Communications, Inc.	5,484	214,808
Sprint Corp.	12,900	259,032
Verizon Communications, Inc.	7,404	351,394
		1,519,041
Consumer Discretionary 4.8%
Department & Chain Stores 3.9%
Home Depot, Inc.	8,300	423,383
The May Department Stores Co.	4,100	151,618
TJX Companies, Inc.	6,200	247,132
Wal-Mart Stores, Inc.	7,143	411,080
		1,233,213
Recreational Products 0.5%
Mattel, Inc.	8,800	151,360
Specialty Retail 0.4%
Staples, Inc.*	7,100	132,770
Consumer Staples 4.0%
Alcohol & Tobacco 1.1%
Anheuser-Busch Companies, Inc.	7,900	357,159
Food & Beverage 2.3%
Albertson's, Inc.	5,900	185,791
Campbell Soup Co.	3,100	92,597
PepsiCo, Inc.	4,900	238,581
Unilever NV (New York shares)	3,500	201,635
		718,604
Package Goods/Cosmetics 0.6%
Avon Products, Inc.	3,877	180,281
Durables 1.3%
Aerospace 0.7%
United Technologies Corp.	3,400	219,742
Automobiles 0.6%
Delphi Automotive Systems Corp.	7,300	99,718
General Motors Corp.	2,000	97,200
		196,918
Energy 4.5%
Oil & Gas Production 1.3%
Burlington Resources, Inc.	4,700	176,438
ChevronTexaco Corp.	2,500	224,025
		400,463
Oil/Gas Transmission 0.4%
Exelon Corp.	2,941	140,817
Oil Companies 2.8%
Exxon Mobil Corp.	12,822	503,905
Royal Dutch Petroleum Co. (New York shares)	4,000	196,080
Total Fina SA (ADR)	2,407	169,068
		869,053
Financial 28.7%
Banks 4.1%
Bank of America Corp.	9,100	572,845
Bank One Corp.	8,700	339,735
FleetBoston Financial Corp.	4,600	167,900
Wachovia Corp.	7,300	228,928
		1,309,408
Consumer Finance 2.5%
Citigroup, Inc.	12,681	640,137
Household International, Inc.	2,600	150,644
		790,781
Insurance 1.3%
American International Group, Inc.	5,350	424,790
Other Financial Companies 2.5%
Fannie Mae	3,600	286,200
Marsh & McLennan Companies, Inc.	2,229	239,506
Morgan Stanley Dean Witter & Co.	4,700	262,918
		788,624
Real Estate 18.3%
AMB Property Corp. (REIT)	2,500	65,000
Apartment Investment & Management Co. (REIT)	4,800	219,504
Archstone-Smith Trust (REIT)	10,800	284,040
Avalonbay Communities, Inc. (REIT)	4,200	198,702
Boston Properties, Inc. (REIT)	4,700	178,600
CarrAmerica Realty Corp. (REIT)	5,500	165,550
CenterPoint Properties Corp. (REIT)	5,500	273,900
Commercial Net Lease Realty (REIT)	1,501	19,516
Cornerstone Realty Income Trust, Inc. (REIT)	37,100	421,085
Crescent Real Estate Equities Co. (REIT)	6,300	114,093
Duke Realty Investments, Inc. (REIT)	9,200	223,836
Equity Office Properties Trust (REIT)	18,395	553,322
Equity Residential Properties Trust (REIT)	12,600	361,746
General Growth Properties, Inc. (REIT)	4,200	162,960
Great Lake, Inc. (REIT)	11,400	182,400
Hospitality Properties Trust (REIT)	4,400	129,800
Host Marriott Corp. (REIT)	12,800	115,200
HRPT Properties Trust (REIT)	7,300	63,218
Kimco Realty Corp. (REIT)	5,850	191,237
Liberty Property Trust (REIT)	6,400	191,040
New Plan Excel Realty Trust (REIT)	5,900	112,395
ProLogis Trust (REIT)	10,300	221,553
Public Storage, Inc. (REIT)	5,700	190,380
Shurgard Storage Centers, Inc. "A" (REIT)	3,400	108,800
Simon Property Group, Inc. (REIT)	9,200	269,836
Storage USA, Inc. (REIT)	1,100	46,310
Tanger Factory Outlet Centers, Inc. (REIT)	8,600	179,310
The Rouse Co. (REIT)	5,100	149,379
Vornado Realty Trust (REIT)	5,700	237,120
Weingarten Realty Investors (REIT)	3,000	144,000
		5,773,832
Health 8.8%
Biotechnology 1.1%
Biogen, Inc.*	2,500	143,375
Genzyme Corp. (General Division)*	3,700	221,482
		364,857
Medical Supply & Specialty 3.2%
Biomet, Inc.	4,900	151,410
Guidant Corp.*	5,900	293,820
Johnson & Johnson	9,500	561,450
		1,006,680
Pharmaceuticals 4.5%
Abbott Laboratories	6,000	334,500
American Home Products Corp.	7,700	472,472
Bristol-Myers Squibb Co.	3,200	163,200
Eli Lilly & Co.	2,444	191,952
Pfizer, Inc.	6,400	255,040
		1,417,164
Manufacturing 5.3%
Chemicals 0.7%
Dow Chemical Co.	6,400	216,192
Containers & Paper 1.0%
International Paper Co.	7,900	318,765
Diversified Manufacturing 3.2%
General Electric Co.	15,200	609,216
Illinois Tool Works, Inc.	2,700	182,844
Tyco International Ltd.	4,000	235,600
		1,027,660
Machinery/Components/Controls 0.4%
Ingersoll-Rand Co.	2,700	112,887
Media 1.8%
Broadcasting & Entertainment 1.1%
AOL Time Warner, Inc.*	6,300	202,230
Walt Disney Co.	6,877	142,491
		344,721
Cable Television 0.7%
Comcast Corp - Special "A"*	6,300	226,800
Service Industries 3.2%
EDP Services 0.8%
Automatic Data Processing, Inc.	4,100	241,490
Environmental Services 0.6%
Waste Management, Inc.	6,300	201,033
Investment 0.8%
Lehman Brothers Holdings, Inc.	3,700	247,160
Miscellaneous Consumer Services 0.4%
eBay, Inc.*	1,700	113,730
Printing/Publishing 0.6%
McGraw-Hill, Inc.	3,264	199,039
Technology 9.9%
Computer Software 4.0%
Intuit, Inc.*	3,800	162,488
Microsoft Corp.*	10,500	695,835
Oracle Corp.*	10,942	151,109
PeopleSoft, Inc.*	6,600	265,320
		1,274,752
Electronic Components/Distributors 0.7%
Cisco Systems, Inc.*	12,024	217,755
Electronic Data Processing 1.6%
Dell Computer Corp.*	4,500	122,310
International Business Machines Corp.	3,200	387,072
		509,382
Precision Instruments 0.4%
Agilent Technologies, Inc.*	4,100	116,891
Semiconductors 3.2%
Altera Corp.*	5,600	118,832
Applied Materials, Inc.*	6,600	264,660
Intel Corp.	13,578	427,028
Texas Instruments, Inc.	7,500	210,000
		1,020,520
Transportation 0.7%
Railroads
Union Pacific Corp.	3,800	216,600
Other 0.1%
Standard & Poor's 500 Depository Receipt Trust Series I	154	17,591
Total Common Stocks (Cost $23,406,191)		24,618,525

Preferred Stocks 1.6%
Technology 1.0%
Computer Software
Electronic Data System Corp.	5,500	309,375
Utilities 0.6%
Electric Utilities
Mirant Corp.	4,300	175,268
Total Preferred Stocks (Cost $599,555)		484,643

Convertible Preferred Stocks 4.5%
Manufacturing 1.1%
Office Equipment/Supplies
Xerox Corp.	5,000	346,060
Media 0.8%
Print Media
Tribune Co.	3,000	260,460
Service Industries 1.4%
Miscellaneous Consumer Services
Equity Securities Trust I	10,000	445,000
Transportation 1.2%
Railroads
Canadian National Railway Co.	6,000	393,000
Total Convertible Preferred Stocks (Cost $1,306,650)		1,444,520
	Principal Amount ($)	Value ($)
Convertible Bonds 12.9%
Energy 1.5%
Oil/Gas Production 0.3%
Anadarko Petroleum Corp., Zero Coupon, 3/7/2020	140,000	101,150
Kestrel Energy, Inc., 5.5%, 7/15/2005	100,000	11,500
		112,650
Oil/Gas Transmission 1.2%
Hanover Compressor Co., 4.75%, 3/15/2008	400,000	369,620
Financial 1.1%
American International Group, Inc., 0.5%, 5/15/2007	341,000	332,475
Health 4.6%
Biotechnology 1.8%
Human Genome Sciences, Inc., 5.0%, 2/1/2007	300,000	274,740
Invitrogen Corp., 5.5%, 3/1/2007	300,000	309,000
		583,740
Pharmaceuticals 2.8%
Allergan, Inc., Zero Coupon, 11/1/2020	600,000	370,884
Alpharma, Inc., 3.0%, 6/1/2006	500,000	523,940
		894,824
Service Industries 2.2%
Pharmaceuticals 1.2%
Cephalon, Inc., 5.25%, 5/1/2006	300,000	363,468
Miscellaneous Commercial Services 1.0%
ADT Operations, Inc., Liquid Yield Option Note, Zero Coupon, 7/6/2010	100,000	319,645
Technology 3.5%
Computer Software 2.4%
BEA Systems, Inc., 4.0%, 12/15/2006	200,000	168,450
Hewlett Packard Co., Zero Coupon, 10/14/2017	580,000	271,875
Rational Software Corp., 5.0%, 2/1/2007	350,000	318,150
		758,475
Semiconductors 1.1%
Photronics, Inc., 6.0%, 6/1/2004	300,000	357,472
Total Convertible Bonds (Cost $4,621,768)		4,092,369

Cash Equivalents 3.1%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $970,887)	970,887	970,887
Total Investment Portfolio - 100.0% (Cost $30,905,051) (a)		31,610,944

* Non-income producing security.
(a) The cost for federal income tax purposes was $31,058,206. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $552,738. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,419,460 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,866,722.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $30,905,051)	$ 31,610,944
Cash	10,000
Receivable for investments sold	23,634
Dividends receivable	50,373
Interest receivable	37,003
Receivable for Fund shares sold	54,053
Foreign taxes recoverable	750
Total assets	31,786,757
Liabilities
Payable for investments purchased	5,550
Payable for Fund shares redeemed	165,843
Accrued management fee	20,210
Other accrued expenses and payables	11,031
Total liabilities	202,634
Net assets, at value	$ 31,584,123
Net Assets
Net assets consist of: Undistributed net investment income	3,287
Net unrealized appreciation (depreciation) on investments	705,893
Accumulated net realized gain (loss)	(3,956,664)
Paid-in capital	34,831,607
Net assets, at value	$ 31,584,123

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2001 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($4,829,798 / 428,782 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.26
Class S Net Asset Value, offering and redemption price per share ($25,631,055 / 2,275,153 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.27
Class A Net Asset Value and redemption price per share ($390,889 / 34,629 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.29
Maximum offering price per share (100 / 94.25 of $11.29)	$ 11.98
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($525,773 / 46,476 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.31
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($206,608 / 18,271 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.31

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,107)	$ 671,658
Interest	269,960
Total income	941,618
Expenses: Management fee	245,249
Distribution service fee	2,538
Administrative fee	98,217
Trustees' fees and expenses	3,601
Other	4,499
Total expenses, before expense reductions	354,104
Expense reductions	(3,112)
Total expenses, after expense reductions	350,992
Net investment income	590,626
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(3,482,517)
Net unrealized appreciation (depreciation) during the period on investments	(1,506,053)
Net gain (loss) on investment transactions	(4,988,570)
Net increase (decrease) in net assets resulting from operations	$ (4,397,944)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations: Net investment income (loss)	$ 590,626	$ 608,910
Net realized gain (loss) on investment transactions	(3,482,517)	746,798
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,506,053)	178,501
Net increase (decrease) in net assets resulting from operations	(4,397,944)	1,534,209
Distributions to shareholders from: Net investment income: Class AARP	(83,998)	(10,786)
Class S	(498,346)	(560,891)
Class A	(3,032)	-
Class B	(1,299)	-
Class C	(664)	-
Net realized gains: Class AARP	-	(67,951)
Class S	-	(711,556)
Fund share transactions: Proceeds from shares sold	12,986,093	16,930,517
Reinvestment of distributions	529,043	1,258,666
Cost of shares redeemed	(10,527,826)	(9,532,577)
Net increase (decrease) in net assets from Fund share transactions	2,987,310	8,656,606
Increase (decrease) in net assets	(1,997,973)	8,839,631
Net assets at beginning of period	33,582,096	24,742,465
Net assets at end of period (including undistributed net investment income of $3,287 at December 31, 2001)	$ 31,584,123	$ 33,582,096

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.64
Income (loss) from investment operations: Net investment income[b]	.14
Net realized and unrealized gain (loss) on investment transactions	(.32)
Total from investment operations	(.18)
Less distributions from: Net investment income	(.17)
Net asset value, end of period	$ 11.29
Total Return (%)[c]	(1.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4
Ratio of expenses (%)	1.35*
Ratio of net investment income (loss) (%)	1.66*
Portfolio turnover rate (%)	94

a For the period from March 19, 2001 (commencement of sales of Class A shares) to December 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of sales charge.
* Annualized
** Not annualized

Class B

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.64
Income (loss) from investment operations: Net investment income[b]	.08
Net realized and unrealized gain (loss) on investment transactions	(.33)
Total from investment operations	(.25)
Less distributions from: Net investment income	(.08)
Net asset value, end of period	$ 11.31
Total Return (%)[c]	(2.11)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5
Ratio of expenses (%)	2.16*
Ratio of net investment income (loss) (%)	.85*
Portfolio turnover rate (%)	94

a For the period from March 19, 2001 (commencement of sales of Class B shares) to December 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of sales charge.
* Annualized
** Not annualized

Class C

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.64
Income (loss) from investment operations: Net investment income[b]	.08
Net realized and unrealized gain (loss) on investment transactions	(.33)
Total from investment operations	(.25)
Less distributions from: Net investment income	(.08)
Net asset value, end of period	$ 11.31
Total Return (%)[c]	(2.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2
Ratio of expenses (%)	2.13*
Ratio of net investment income (loss) (%)	.88*
Portfolio turnover rate (%)	94

a For the period from March 19, 2001 (commencement of sales of Class C shares) to December 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of sales charge.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Dividend & Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. On March 19, 2001, the Fund commenced offering Class A, B, and C shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class S and AARP shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2001 the Fund had a net tax basis capital loss carryforward of approximately $3,244,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, the expiration date.

In addition, from November 10, 2001 through December 31, 2001, the Fund incurred approximately $578,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2001, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income*	$ 3,287
Undistributed net long-term capital gains	-
Capital loss carryforwards	$ (3,244,000)
Unrealized appreciation (depreciation) on investments	$ 552,738

In addition, during the year ended December 31, 2001 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 587,339

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of applicable withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

For the year ended December 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $33,837,050 and $29,277,189, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the Funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the Funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375% and 0.350% of average daily net assets of Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corp., and Scudder Investments Service Corp., also subsidiaries of ZSI, are the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended December 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at December 31, 2001
Class AARP	$ 13,269	$ 1,220
Class S	83,665	6,166
Class A	491	53
Class B	536	23
Class C	256	-
	$ 98,217	$ 7,462

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period March 19, 2001 (commencement of sales) through December 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2001
Class B	$ 1,072	249
Class C	548	114
	$ 1,620	363

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the period March 19, 2001 (commencement of sales) through December 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2001
Class A	$ 378	134
Class B	357	152
Class C	183	68
	$ 918	354

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period March 19, 2001 (commencement of sales) through December 31, 2001 aggregated $1,577.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period March 19, 2001 (commencement of sales) through December 31, 2001, there were no CDSC for Class B and Class C.

Trustees' Fees and Expenses. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended December 31, 2001, totaled $21,952 and are reflected as interest income on the statement of operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2001		Year Ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	403,184	$ 4,777,068	256,213*	$ 3,470,793*
Class S	585,695	7,059,223	994,694	13,459,724
Class A**	35,390	405,039	-	-
Class B**	46,435	529,902	-	-
Class C**	18,690	214,861	-	-
		$ 12,986,093		$ 16,930,517
Shares issued to shareholders in reinvestment of distributions
Class AARP	6,202	$ 68,716	5,475*	$ 72,055*
Class S	41,119	455,925	89,089	1,186,611
Class A**	226	2,455	-	-
Class B**	123	1,298	-	-
Class C**	61	649	-	-
		$ 529,043		$ 1,258,666
Shares redeemed
Class AARP	(214,456)	$ (2,497,023)	(27,836)*	$ (376,320)*
Class S	(684,747)	(8,013,192)	(689,835)	(9,156,257)
Class A**	(987)	(11,141)	-	-
Class B**	(82)	(905)	-	-
Class C**	(480)	(5,565)	-	-
		$ (10,527,826)		$ (9,532,577)
Net increase (decrease)
Class AARP	194,930	$ 2,348,761	233,852*	$ 3,166,528*
Class S	(57,933)	(498,044)	393,948	5,490,078
Class A**	34,629	396,353	-	-
Class B**	46,476	530,295	-	-
Class C**	18,271	209,945	-	-
		$ 2,987,310		$ 8,656,606

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.
** For the period March 19, 2001 (commencement of sales of Class A, B and C shares) to June 30, 2001.

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended December 31, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $3,112 for custodian credits earned.

F. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Cessation of Operations

On February 4, 2002, the Board of Trustees of the Fund approved the cessation of operations of the Fund effective on or about May 17, 2002, (the "Closing Date''). Accordingly, the Board has voted to redeem involuntarily the shares of any Fund shareholder outstanding at that time. This may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution plan, defined benefit plan or other qualified retirement vehicle. In conjunction with approving the cessation of operations of the Fund, the Board approved closing the Fund to new investors effective as of the close of business on February 5, 2002.

Report of Independent Accountants

To the Trustees of Investment Trust and the Shareholders of Scudder Dividend & Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Dividend & Growth Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note G, on February 4, 2002, the Trustees voted to liquidate the Fund on or about May 17, 2002.

Boston, Massachusetts February 19, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 58% of the income dividends paid during the Fund's fiscal year ended December 31, 2001 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents information about each Trustee of the fund as of December 31, 2001. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, the address of each Trustee is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Henry P. Becton (68)
Trustee	1998 to present	President, WGBH Educational Foundation	49	American Public Television; New England Aquarium; Becton Dickinson and Company; Mass Corporation for Educational Telecommunications; The A.H. Belo Company; Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	1998 to present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College	49	Computer Rescue Squad; Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (72)
Trustee	2000 to present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	49	None
Keith R. Fox (57)
Trustee	2000 to present	Managing Partner, Exeter Capital Partners (private equity funds)	49	Facts on File (school and library publisher); Progressive (kitchen importer and distributor)
Jean Gleason Stromberg (58)
Trustee	2000 to present	Consultant (1997 to present); prior thereto, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski (law firm) (1978-1996)	49	The William and Flora Hewlett Foundation
Jean C. Tempel (58)
Trustee	1998 to present	Managing Partner, First Light Capital (venture capital group)	49	United Way of Mass Bay; Sonesta International Hotels, Inc.; Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)

Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Linda C. Coughlin[1] (49)
Trustee and President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.	134	None
Steven Zaleznick[2] (47)
Trustee	2000 to present	President and CEO, AARP Services, Inc. (1999 to present); prior thereto, General Counsel and Acting Director/Membership, AARP	49	None

1 Ms. Coughlin is considered an "interested person" because of her affiliation with the fund's investment manager.
2 Mr. Zaleznick may be considered an "interested person" because of his affiliation with AARP.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

The following table presents information about each Officer of the fund. Each Officer's age as of December 31, 2001 is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund. Each Officer of the fund is an employee of Zurich Scudder Investments, Inc.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Linda C. Coughlin (49)
President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Thomas V. Bruns (44)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
William F. Gadsden (46)
Vice President	1996 to present	Managing Director, Zurich Scudder Investments, Inc.
William F. Glavin, Jr. (43)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc. (April 1997 to present); prior thereto, Executive Vice President of Market and Product Development, The Dreyfus Corporation
Gary A. Langbaum (53)
Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.
James E. Masur (41)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Director of Finance, Dreyfus Retirement Services
Kathleen T. Millard (41)
Vice President	1999 to present	Managing Director, Zurich Scudder Investments, Inc.
Howard S. Schneider (44)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Robert D. Tymoczko (31)
Vice President	1999 to present	Senior Vice President, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, economic consultant
John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Zurich Scudder Investments, Inc.
Kathryn L. Quirk (49)
Vice President and Assistant Secretary	1997 to present	Managing Director, Zurich Scudder Investments, Inc.
Gary L. French (50)
Treasurer	2002 to present	Managing Director, Zurich Scudder Investments, Inc. (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)
Assistant Treasurer	1998 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Brenda Lyons (38)
Assistant Treasurer	2000 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Caroline Pearson (39)
Assistant Secretary	1997 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Associate, Dechert Price & Rhoads (law firm)

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Focus Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder Large Company Value Fund
Scudder Small Cap Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219557 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com

Notes